Exhibit 99.1

SUPERVALU Lender Presentation January 29, 2013

Disclaimer This information ("Information") is based on information provided by SUPERVALU INC. ("SUPERVALU", "SVU" or the "Company"). This Information does not purport to contain all of the information that may be required or desired by a recipient to evaluate SVU. In all cases, interested parties should conduct their own independent investigation and analysis of SVU and its business, assets, financial condition and prospects. Except for the historical and factual information contained herein, the matters set forth in this presentation, particularly estimates and statements pertaining to SUPERVALU's expectations or future operating results, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including competition, ability to execute initiatives, substantial indebtedness, impact of economic conditions, labor relations issues, escalating costs of providing employee benefits, regulatory matters, food and drug safety issues, self- insurance, legal and administrative proceedings, information technology, severe weather, natural disasters and adverse climate changes, the continuing review of goodwill and other intangible assets, accounting matters and other risk factors relating to our business or industry as detailed from time to time in SUPERVALU's reports filed with the SEC. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Neither SVU nor any of its affiliates, representatives or advisors assumes any responsibility for, or makes any representation or warranty (express or implied) as to, the reasonableness, completeness, accuracy or reliability of the estimates and other information contained herein, which speak only as of the date identified on the cover page of this presentation. SVU and its affiliates, representatives and advisors expressly disclaim any and all liability based, in whole or in part, on such information, errors therein or omissions therefrom. Neither SVU nor any of its affiliates, representatives or advisors intends to update or otherwise revise the estimates and other information contained herein to reflect circumstances existing after the date identified on the cover page of this presentation to reflect the occurrence of future events even if any or all of the assumptions, judgments and estimates on which the information contained herein is based are shown to be in error. Tender Offer Statement This communication is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company. This presentation is for informational purposes only. Symphony Investors LLC has filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, and the Company has filed a statement on Schedule 14D-9 with respect to the tender offer, with the Securities and Exchange Commission (SEC). Shareholders should read those materials carefully because they contain important information, including the various terms and conditions of the tender offer. Shareholders may obtain a free copy of these documents and other documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. In addition, shareholders may obtain a free copy of these documents by contacting the Company's Investor Relations department at 7075 Flying Cloud Drive, Eden Prairie, Minnesota 55344, (952) 828-4000. 1

Basis of Presentation The historical unaudited financial information of SUPERVALU included in the Lender Presentation has been prepared to reflect the historical financial information of the remaining operations of SUPERVALU following the Transactions. The historical unaudited financial information presented for SUPERVALU excludes the financial information of the New Albertsons's, Inc. ("NAI") business operations expected to be sold to AB Acquisition as announced on January 10, 2013, other than the assets and liabilities of NAI that are expected to be retained by SUPERVALU pursuant to the Stock Purchase Agreement. The historical unaudited financial information included in the Lender Presentation reflects periods during which SUPERVALU operated as a consolidated entity inclusive of the operations of NAI, and accordingly, the presentation to exclude such operations has relied on assumptions and allocations to separate the NAI operations, and are not necessarily indicative of the future operations or financial position of the Company following the Transactions. Management believes the assumptions and allocations underlying this presentation of the Company's financial information are reasonable and appropriate, but such assumptions and allocations are preliminary and based on estimates and are subject to change. This historical unaudited financial information was not prepared to comply with the requirements of generally accepted accounting principles (GAAP). Additionally, the historical unaudited financial information of SUPERVALU included in the Lender Presentation does not include the proposed debt refinancing or debt refinancing costs, the tender offer or tender offer costs or other costs associated with the Transactions. Furthermore, it does not purport to comply with pro forma disclosures in accordance with Securities and Exchange Commission ("SEC") Regulation S-X. Therefore, the assumptions and allocations underlying the financial information included in the Lender Presentation differ from those that would be included in pro forma financial information for the Company giving effect to the Transactions, and such differences may be material. Accordingly no inference should be drawn from the financial information included in the Lender Presentation with regard to the Company's results of operations and financial position subsequent to the Transactions. The Company intends to file a Form 8-K with the SEC within four business days of the closing of the Transactions that will include unaudited pro forma financial information prepared in accordance with Regulation S-X. Additionally, the historical unaudited financial information for SUPERVALU included in the Lender Presentation does not present the assets and operations being disposed of in the Banner Sale as discontinued operations. However, the Company will be required to present those as discontinued operations in certain future periodic financial statements filed with the SEC, and to recast certain historical financial statements to reflect the discontinued operations in certain future filings with the SEC. The historical unaudited financial information for SUPERVALU included in the Lender Presentation will differ from such recast historical financial statements in a number of ways, and such differences may be material. Finally, certain items contained in the historical unaudited financial information for SUPERVALU included in the Lender Presentation, including EBITDA, Adjusted EBITDA and certain measures of Operating earnings (loss), as adjusted, are non-GAAP financial measures and are provided as a supplement to the other historical unaudited financial information that is included and should not be considered an alternative to any GAAP measure of performance or liquidity. The presentation of these financial measures is not intended to be a substitute for or be superior to any financial information prepared and presented in accordance with GAAP. Lenders are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. Certain adjustments to SUPERVALU's historical financial measures exclude certain items, specifically store closure charges, asset impairments, severance charges, and gains on sales, that are occasionally recurring in nature and may be reflected in our financial results for the foreseeable future. These measurements and items may be different from non-GAAP financial measures used by other companies. Management believes the measurements and items in such non-GAAP metrics are important measures of business performance that provide Lenders with useful supplemental information. Those measures should be reviewed in conjunction with SUPERVALU's financial results reported in accordance with GAAP and with the historical unaudited financial information for SUPERVALU included in the Lender Presentation, which, as noted above, was not prepared to comply with the requirements of GAAP. 2

Presenters and Agenda Presenters Agenda Wayne Sales Chairman and Chief Executive Officer Bob Miller Incoming Chairman of the Board Sam Duncan Incoming Chief Executive Officer Sherry Smith Executive Vice President & Chief Financial Officer I. Transaction Overview II. Business Overview Ill. Transaction Considerations IV. Historical Financial Performance V. Conclusion VI. Supplemental Financial Information VII. Appendix John Boyd Group Vice President & Treasurer Devon Hart Director, Treasury Services 3

I. Transaction Overview 4

Transaction Overview On January 10, 2013, SUPERVALU INC. (“SVU”) entered in a definitive agreement to sell its Albertsons, Acme, Jewel-Osco, Shaw’s and Star Market banners and related Osco and Sav-On instore pharmacies to AB Acquisition LLC (“AB Acquisition”), an affiliate of Cerberus Capital Management (“CCM”), in a stock sale valued at $3.3bn AB Acquisition will purchase the stock of New Albertsons, Inc. (“NAI”), a wholly-owned subsidiary of SVU which owns the aforementioned banners, for $100mm in cash, and at acquisition NAI will have approximately $3.2bn of debt In addition, a newly formed acquisition entity (“Symphony Investors LLC”), owned by a CCM-led investor consortium, has initiated a tender offer for up to 30% of the shares of SVU’s common stock at a purchase price of $4.00 per share In the event that Symphony Investors LLC does not obtain at least 19.9% of SVU’s outstanding common stock in the tender offer, SVU will be obligated to issue primary shares to Symphony Investors LLC at a price of $4.00 per share such that Symphony Investors LLC will own at least 19.9% of SVU’s outstanding common stock (before giving effect to the issuance). SVU will also have the option to issue additional new shares subject to: Overall cap of approximately $250mm on Symphony Investors LLC’s purchase of common stock, and Total issuance of primary shares of not more than 19.9% of SVU’s outstanding common stock (before giving effect to the issuance) 5

Transaction Overview (Cont’d) Refinance SVU (New $2.4bn Credit Facilities) Concurrently, SVU is seeking to refinance its existing: $1,650mm Senior Secured ABL Revolver $850mm Senior Secured Term Loan $490mm 7.5% notes due 2014 $200mm securitized A/R facility Proceeds from the following new credit facilities will be used to effect the refinancing: $900mm New Senior Secured ABL Revolver Secured by a first priority security interest in the ABL Collateral which includes certain accounts, prescription files, inventory, and related assets of the Borrowers and the Guarantors; second priority security interest in certain Term Loan Collateral $1,500mm New Senior Secured Term Loan Secured by a portion of SVU's real estate and related equipment, intellectual property, and a pledge of the stock of Moran Foods LLC (Save-A-Lot); second priority lien on ABL collateral 6

Sources & Uses Sources ($ in mm) Uses ($ in mm) ABL Draw ($900mm)1 $218 Existing Term Loan $834 New Senior Secured Term Loan 1,500 Existing SVU ABL 125 Total Debt Sources $1,718 Securitization A/R Facility 150 SVU 7.5% Notes 490 Debt Refinanced $1,599 SVU 8% Notes $1,000 SVU 8% Notes $1,000 SVU Capital Leases 306 SVU Capital Leases 306 Other Rolled Debt 29 Other Rolled Debt 29 Total Rolled Debt $1,335 Total Rolled Debt $1,335 Cash from Sale of NAI $100 Cash Financing Fees $51 OID / Upfront Fees 23 One-Time Costs and Deal Expenses2 145 Total Sources $3,153 Total Uses $3,153 1 Approximately $130mm of letters of credit will be issued under the ABL at closing. 2 Includes restructuring costs, recruitment one-time costs, SVU deal fees and breakage costs associated with refinancing the existing term facility. 7

SUPERVALU Capitalization

SUPERVALU

SUPERVALU Capitalization ($ in mm)

	Maturity	Coupon	Amount	% of Cap	xQ3'13 LTM EBITDA
Cash and cash equivalents			$120		
New Senior Secured ABL Revolver ($900mm)	Mar-18	L+200	$218		
New Senior Secured Term Loan	Mar-19	TBU	1,500		
SVU Capital Leases	Various	Various	306		
Total Secured Debt			**$2,024**	**51.6%**	**2.7x**
SVU 8% Notes	May-16	8.00%	1,000		
Other Debt	Various	Various	29		
Total Debt			**$3,053**	**77.8%**	**4.1x**
Total Equity Value[1]			871		
Total Capitalization			**$3,924**	**100.0%**	**5.3x**
Net Debt			***$2,933***		***3.9x***
Adj. Total Debt / EBITDARP			***$5,349***		***5.5x***
Adjusted EBITDA					**$745**
Rent Expense					83
Pension Cash Contributions[2]					146
Adjusted EBITDARP					**$974**

Capitalized Rents[3]	$664
Contingent MEPP Underfunding[4]	496
Underfunded Pension Liabilities[5]	1,136
Total Debt Adjustments	**$2,296**

Note: Please see appendix for a reconciliation of Adjusted EBITDA.
[1] Based on 217.8 million diluted shares and $4.00 share price.
[2] Pension Cash Contributions are FY 2013E.
[3] Rents are capitalized at 8.0x annual rent expense.
[4] Estimated contingent liability of the underfunding of multiemployer plans to which SUPERVALU contributes. Reflected on a pre-tax basis.
[5] Underfunded pension liabilities includes liabilities of $989mm under single-employer pension plans and $147mm under nonqualified pension and OPEB plans. Reflected on a pre-tax basis as of FY 2013E.

Cub Foods SHOPPERS Shop 'n Save. Farm Fresh Hornbacher's SUPERVALU Save-A-Lot 8

SUPERVALU Organizational Structure Symphony Investors LLC Public SVU Shareholders SUPERVALU INC. (NYSE: “SVU”) Other Operating Subsidiaries Moran Foods LLC (Save-A-Lot) $900mm Senior Secured ABL Revolver  $1,500mm Senior Secured Term Loan  $306mm Capital Leases $1,000mm 8.0% Senior Notes due May-16 $29mm Other Debt Stock Pledge Guarantees from wholly owned, domestic, restricted subsidiaries 9

Senior Secured Asset- Based Revolving Credit Facility Borrower: SUPERVALU INC. (the "Company" or the "Borrower" or "SVU") and certain operating subsidiaries with assets to be included in the Borrowing Base Guarantors: Each of the Company's domestic, wholly-owned, restricted subsidiaries1 A first priority security interest in the ABL Collateral which includes certain accounts, prescription files, inventory, and related assets of the Borrowers and the Guarantors; second priority security interest in certain Term Loan Collateral Earlier of (i) 5 years and (ii) 90 days prior to the maturity of the SVU 2016 Notes, unless (a) there are less than $250mm notes outstanding, (b) a Borrowing Base reserve is implemented, and (c) pro forma excess availability is projected to be at least 22.5% of the Maximum Credit for the 90 days prior to the maturity and the 6 months that follow L+175-225 bps (opening at L+200 bps) 25-37.5 bps (opening at 37.5 bps) (a) 90% of eligible Credit Card Receivables; plus, (b) Lesser of (i) 85% of net amount of eligible pharmacy receivables and (ii) an amount to be determined; plus (c) Lesser of (i) 85% of net amount of eligible wholesale receivables and (ii) an amount to be determined; plus (d) 85% of the Net Recovery Percentage of eligible wholesale inventory (non-perishable) multiplied by the book value of such inventory; plus (e) 90% of the Net Recovery Percentage of eligible retail inventory (non-perishable) multiplied by the book value of such inventory; plus (f) Lesser of (i) sum of (a) 85% of the Net Recovery Percentage of eligible wholesale inventory of Borrowers consisting of perishable inventory multiplied by the book value of such inventory plus (b) 90% of the Net Recovery Percentage of eligible retail inventory (perishable) multiplied by the book value of such inventory or (ii) 25% of the Borrowing Base; plus (g) Lesser of (i) 85% of the appraised value of Prescription Files or (ii) 25% of the Borrowing Base; minus (h) Applicable Reserves Springing if excess availability falls below (i) 15% of the Maximum Credit for 3 consecutive days or (ii) 12.5% of the Maximum Credit at any time Borrowing base certificates for each 4-week fiscal period of the Company, so long as Excess Availability is greater than 20% of the Maximum Credit, otherwise weekly 1 field exam and 1 appraisal (includes both inventory / pharmacy scripts) p.a. so long as excess availability is at least 35% of the Borrowing Base Agent from time to time may conduct 2 field exams and 2 appraisals per annum if excess availability falls to 35% or less of the Borrowing Base Financial covenants: Minimum Fixed Charge Coverage Ratio of 1.0x tested if excess availability falls below 10% of the Maximum Credit at any time Substantially similar to the Existing Credit Agreement, with modifications related to permitted dispositions: Covenant on asset sales will permit the sale of all or substantially all of the equity or assets of Moran Food LLC (Save-A-Lot) and permit sale of 10% of total assets of the Company subject to certain conditions; dollar amounts for various covenants shall be reduced by amounts to be determined; covenant on prepayments of debt will allow the ABL credit facility to be used to make mandatory prepayments of the Term Loan only if excess availability is at least 22.5% of Maximum Credit Facility: Security: Tenor: Indicated LIBOR margin: Unused line fee: Borrowing base: Cash dominion: Reporting: Field examinations & appraisals: Negative covenants: 1 Excludes captive insurance companies and certain immaterial subsidiaries. 10

Senior Secured Term Loan Borrower: SUPERVALU INC. (the “Company” or the “Borrower” or “SVU”) Guarantors: Each of the Company’s domestic, wholly-owned, restricted subsidiaries1 Credit facility: $1.50bn Senior Secured Term Loan (the “Term Loan”) Security: Perfected first priority lien on Real Estate Collateral and related equipment, intellectual property and all existing and after-acquired equity interests in Moran Foods, LLC; second priority lien on ABL collateral Tenor: 6 years from closing, with springing maturity to 90 days prior to maturity of the 8.0% Senior Notes due 2016 if more than $250mm of notes has not been refinanced to a date at least 6 months after the date that is 6 years after the Closing Date Incremental: Up to $250mm aggregated principal amount (50 bps MFN), subject to 2.50x net senior secured leverage test Use of proceeds: The proceeds of the Term Loan will be used to refinance the existing revolver, existing term loan, securitization facility and 7.5% SVU notes due 2014, and pay related fees and expenses Indicative pricing: TBD LIBOR floor: 1.25% Issue price: TBD Mandatory amortization: 1% per annum, with balance due at maturity ECF sweep: 50% with stepdowns based on net senior secured leverage ratio Mandatory repayments: Customary for facilities of this type including prepayments from the net proceeds of certain asset sales related to the first lien collateral (with specific carveouts for the sale of Save-A-Lot described below) and the issuance of debt securities Sale of equity interests or assets of Moran Foods LLC (Save-A-Lot): First $750mm of net cash proceeds from sale to sweep term loan, thereafter 50% down to 1.5x net senior secured leverage test Voluntary repayments: Prepayable at the option of the Borrower subject to a specified prepayment premium: 101 soft call during year 1 (repricing only) Affirmative covenants: Customary for facilities of this type Negative covenants: Customary for facilities of this type, including, but not limited to, Limitation on Indebtedness, Liens, Investments, Restricted Payments, Transactions with Affiliates, Mergers and Asset Sales; Asset sale covenant will permit sale of Moran Foods LLC (Save-A-Lot) Financial covenants: None 11 1 Excludes captive insurance companies and certain immaterial subsidiaries.

Targeted Transaction Timeline January 2013 February 2013 March 2013 S M T W T F S S M T WT FS S M T W T F S 1 2 3 4 5 1 2 1 2 6 7 8 9 10 11 12 3 4 5 6 7 8 9 3 4 5 6 7 8 9 13 14 15 16 17 18 19 10 11 12 13 14 15 16 10 11 12 13 14 15 16 20 21 22 23 24 25 26 17 18 19 20 21 22 23 17 18 19 20 21 22 23 27 28 29 30 31 24 25 26 27 28 24 25 26 27 28 29 30 31 Holidays Targeted Date Term Loan & ABL Week of January 7 Announce Transaction (January 10) Week of January 21 Launch tender offer (January 25) Week of January 28  Bank meeting (January 29) Commitments due Week of February 11 Allocate Credit Facilities HSR waiting period expires Week of February 25 Initial expiration of tender offer (subject to extensions) Week of March 18 Close and fund 12

II. Business Overview 13

SUPERVALU Business Profile – Q3’13 LTM 14 SVU Pre-Transaction (Q3’13 LTM) SVU Post-Transaction (Q3’13 LTM) $34,773 Total Retail $22,370 SAL $4,211 IB $8,192 Note: Please see Supplemental Financial Information for SVU Net Sales and for balance sheet figures for SVU post-transaction. 1 Please see Appendix for a reconciliation of Adjusted EBITDA. Adjusted EBITDA for IB on a pre-transaction basis excludes $2mm LIFO adjustment. $17,187 SVU Retail $4,784 SAL $4,211 IB $8,192 $1,590 Total Retail $1,122 SAL $252 IB $280 Corporate Overhead $(64) $745 SVU Retail $291 SAL $252 IB $282 Corporate Overhead $(80) Net Sales Adjusted EBITDA1 Net Sales Adjusted EBITDA1 Key Figures (Q3’13 LTM) ($ in mm)% of Pre-Transaction SVU Net Sales $17,187 49% EBITDA $745 47% % Margin 4.3% -Key Figures (Q3’13 LTM) ($ in mm) Net Sales $34,773 EBITDA $1,590 % Margin 4.6%

Highly Credible Partners

SUPERVALU

- SUPERVALU is partnering with top tier operating and financial partners with proven success in turning around Albertson's LLC into a stable regional operating business
- New Management Team will include:

Bob Miller – 50+ years of Grocery / Retail Experience

- Upon completion of the transaction, Bob Miller, CEO of Albertson's LLC will become non-executive Chairman of the Board of SUPERVALU
- Mr. Miller is one of the most experienced and respected leaders in the retail food and drug industry with a highly successful tenure managing turnarounds of troubled businesses
- Mr. Miller's career includes positions as Past Chairman and CEO, Fred Meyer and Rite Aid; Past Vice-Chairman, Kroger; Past Chairman, Wild Oats; and Current/Past Board Member: Nordstrom, Jo-Ann Fabrics, Harrah's and The Pattison Group

Sam Duncan – 40+ years of Grocery / Retail Experience

- Upon completion of the transaction, Sam Duncan will become CEO of SUPERVALU
- Mr. Duncan began his career with Albertson's, Inc.
- Mr. Duncan has previously held positions as Chairman and CEO, OfficeMax; CEO and President, ShopKo; President, Fred Meyer, a Kroger Company; President, Ralphs, a Kroger Company

Future SUPERVALU Board

- Future SUPERVALU board will consist of:
  - Sam Duncan
  - 5 current SUPERVALU directors,
  - 3 board members designated by Cerberus, including Bob Miller, and
  - 2 additional independent board members

15

A Remarkable Reversal in Organic Growth ID Sales (1.5)% (4.2)% 0.2% 4.0% 7.1% 7.6% 4.8% 2.4% 4.1% 5.0% 2.2% 5.2% 1.6% (0.2)% (1.1)% (1.6)% (2.9)% (3.5)% (1.5)% 1.0% 0.5% 3.1% 2.9% 1.4% 2.7% 2.2% Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ID Sales 2006 2007 2008 2009 2010 2011 2012 Average Weekly Sales ($’s in 000s) $321 $313 $343 $340 $337 $346 $360 $348 $351 $364 $366 $367 $358 $359 $367 $361 $347 $346 $361 $364 $348 $356 $371 $369 $358 $364 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2006 2007 2008 2009 2010 2011 2012 18 Positive Quarters Source: Albertson’s LLC Depths of “Great Recession” for Food Retailing – Deflation and Irrational Price Wars Albertson’s LLC (“LLC”)’s plan reversed the trajectory of the acquired assets and resulted in substantial growth 16

Diversified & Complementary Business Segments $8.2bn and $324mm of FY2012 net sales and Adj. EBITDA, respectively Diverse customer base serving 2,500 independent retailer locations and 140 commissaries #3 National food wholesaler in the US -#1 wholesaler in North/West & Midwest/Southeast, #2 wholesaler in East Relatively stable historical top-line performance with long-standing customer base Excess capacity in distribution centers $4.2bn and $294mm of FY2012 net sales and Adj. EBITDA, respectively Largest hard discount grocer by store count with > 1,300 stores in 35 states & the Caribbean Tremendous growth opportunity in hard discount grocery 16 dedicated non-union distribution centers with excess capacity for growth $4.9bn and $285mm of FY2012 net sales and Adj. EBITDA, respectively Most stable banners in SVU portfolio (Cub, Farm Fresh, Shoppers, Shop ’n Save, Hornbacher’s) Attractive regional banners with limited price investment necessary to improve operating trends Regional formats create incremental opportunities for new store growth if desired without risking market saturation  Note: Please see Appendix for a reconciliation of Adjusted EBITDA. 17

Independent Business Overview Currently operates coast to coast as a wholesale distributor of products to independent retailers Largest public company food wholesaler in the nation Currently serves as primary and secondary supplier of groceries to approximately 1,950 and 450 stores of independent retail customers, respectively Customers include single and multiple independent grocery store operators, regional and national chains, mass merchants and the military Expand share of existing customer spend in produce, meat and GM/HBC Stable business with strong operations $8,623 $8,194 $8,192 2011A 2012A Q3'13 LTM $354 $324 $282 4.1% 4.0% 3.4% 2011A 2012A Q3'13 LTM Summary Overview Single Store (~600 accounts) Multi-Store (2-9 stores, ~200 accounts) Regional Chains (10+ stores, ~35 accounts) $1.4 bn $2.5 bn $3.3 bn 0-9 10-19 20+ 20% 36% 44% Diverse Mix of Operators (FY’12)1 Tenure of Top 25 Customers (Years) (FY’12) Distribution Center Footprint Net Sales ($ in mm) Adjusted EBITDA and Margin ($ in mm) Opportunity to grow business in existing facilities Note: Please see Appendix for a reconciliation of Adjusted EBITDA. 1 Represents sales from traditional independent retail accounts only. 18 DC

Save-A-Lot Overview

SUPERVALU

Summary Overview

- Founded 1977, headquartered in St. Louis
- Largest US hard discount grocery banner by store count; competitors include Aldi, Bottom Dollar and Trader Joe's
- Dedicated distribution infrastructure with >7,000 associates (non-union)
- Assortment of ~2,800 items with 54% private label penetration in center store and smoked meat sales
- 1,300+ stores with presence in 35 states
- Small store footprint of ~15,000 sq. ft. with >90% real estate leased, vast majority 2nd use
- Store location breakdown: 48% rural, 32% exurban, 13% suburban and 7% urban

Net Sales ($ in mm)



$3,890
$4,221
$4,211
2011A
2012A
Q3'13 LTM

Adjusted EBITDA and Margin ($ in mm)



$254
$294
$252
6.5%
7.0%
6.0%
2011A
2012A
Q3'13 LTM

Note: Please see Appendix for a reconciliation of Adjusted EBITDA.

Save-A-Lot Store and Distribution Network



DC
Stores

Capacity to grow business from existing DC facilities

Growth Initiatives

- Improve customer value proposition
- Strengthen licensee relationships for growth
- Optimize cost structure in corporate store operations
- Build the brand awareness
- Improve private label brand equity

19

Retail Food Overview

SUPERVALU

Summary Overview

- Attractive regional banners with limited price investment necessary to improve operating trends
- Assets in good condition, approximately 80% new or remodeled in last 7 years
- Decentralize retail banner operating model with emphasis on accountability and driving profitable ID sales growth
- Drive increased fresh department mix

Net Sales ($ in mm)



$4,995
$4,919
$4,784
2011A
2012A
Q3'13 LTM

Adjusted EBITDA and Margin ($ in mm)



$271
$285
$291
5.4%
5.8%
6.1%
2011A
2012A
Q3'13 LTM

Note: Please see Appendix for a reconciliation of Adjusted EBITDA

Banner Overview ($ in mm)

	# Stores	Square Footage	Highlights
Cub Foods	44	45-90K	■ #1 market position in Minneapolis / St. Paul ■ Historical "value" positioning in market ■ Known for strong customer support ■ 26 franchise stores in the market contribute to brand strength
Shoppers Food & Pharmacy	56	50-70K	■ Value leader in the greater Washington DC / Baltimore area ■ Maintains some scratch bakery production in stores
Shop 'n Save	42	40-70K	■ #3 market position in St. Louis ■ Operates basic grocery concept with competitive prices
Farm Fresh Food & Pharmacy	43	40-60K	■ #3 market position in Norfolk, Portsmouth, and Newport ■ Strong pharmacy sales (25% of sales mix) ■ Solid operation with a strong reputation for assortment, service and quality
Hornbacher's	6	30-65K	■ #1 market position in Fargo, ND ■ Small stable chain expected to continue strong performance over time

20

Significant Cost Saving Opportunities . Cumulative cost savings of at least $250mm by Year 2, bringing total overhead to 2.0% of sales, inline with comparable companies . Greater than 50% expected to be realized by the end of Year 1 -outs Additional savings to be achieved through: Right-sizing organization for ongoing operations Professional fees and services Maintenance / IT Streamline processes and accountability focus 21

Transition Services Agreement Covers all services currently provided by SVU to all NAI and LLC operations Cost structure: (i) LLC / NAI to pay $200mm per year, plus additional $60mm in year 1; (ii) 50-50 split of fixed vs. variable fees based on the number of stores and distribution centers in operations 2.5 year initial term, after which LLC / NAI must provide 12 months prior written notice if either party seeks to exercise an extension option — LLC / NAI will have the option to exercise up to 10 one-year extension terms Upon non-exercise of an extension term, LLC / NAI will have the option to request an additional 12 month wind-down period for certain services — If SVU seeks to terminate the agreement, it must provide 36 months notice to LLC / NAI, subject to any additional wind-down period if requested Any services to be taken over by LLC / NAI to be negotiated going forward with SVU (including assumption of costs by LLC and fee adjustments to TSA) Addresses cost sharing related to one-time costs for cost reductions at SVU and transition and wind-down services Services levels would remain largely the same as current TSA with LLC 22

III. Transaction Considerations 23

Term Loan Asset Coverage

SUPERVALU

Overview

- **SUPERVALU owns a meaningful portion of traditional stores and distribution centers**
  - Creates low occupancy costs
  - Provides operational / strategic flexibility
- Collateral Package
  - Fair market value of real estate collateral: ~$1.0bn
    - Excludes mortgages on sites with net book value <$1mm
    - Excludes equipment at sites with net book value <$150K
    - Term Loan secured by 97% of total SUPERVALU fixed asset collateral
  - Pledge of Save-A-Lot stock
- **Total Asset Coverage (including Save-A-Lot): Greater than 1.5x**

Book Value of SUPERVALU Real Estate Collateral

($ in mm)

Type	Land & Building	Equipment	Ground Lease Improvement	Total
Property	$572	-	$1	$573
Equipment	-	$339	-	$339
Total	**$572**	**$339**	**$1**	**$912**[1]

Estimated Fair Value of SUPERVALU Real Estate Collateral

($ in mm)

Valuation	Book Value of Sites Appraised (May 2012)[2]	$681
	Fair Value of Sites Appraised (August 2012)[2]	$766
	Ratio of Market Value / Book Value	**1.12x**
SVU Property Portfolio	Book Value of Proposed Mortgaged / Pledged Sites (May 2012)[2]	$912
	Ratio of Market Value / Book Value	1.12x
	Estimated FMV of Proposed Mortgaged / Pledged Sites	**$1,021**

Source: Management valuation report
Note: Please see appendix for a reconciliation of Adjusted EBITDA
[1] Total SUPERVALU collateral (Land & Building, Equipment, and Ground Leasehold Improvement) has a net book value of $939mm, of which $912mm (97%) will be mortgaged / pledged to secure the Senior Secured Term Loan.
[2] Relevant book value reports originally as of May 2012. Management valuation report completed in July, and relevant fair value reports dated as of August 2012.

Cub Foods · Shoppers · Shop 'n Save · Farm Fresh · Hornbacher's · SUPERVALU · Save-A-Lot
24

SVU Guarantee of ASC Notes Overview The American Store Company (“ASC”) notes benefit from an unsecured downstream guarantee from SUPERVALU Currently, there are four tranches of notes outstanding at ASC totaling ~$467mm (the “ASC Notes”): $96mm of 7.90% Unsecured Notes due May 2017 $272mm of 8.00% Unsecured Notes due June 2026 -$100mm of 7.10% Unsecured Notes due March 2028 -$0.143mm of 7.50% Unsecured Notes due May 2037 Contemporaneously with the closing of the transaction, ASC will deposit $467mm into an Escrow account to secure the ASC obligations guaranteed by SUPERVALU SVU Guarantee of ASC Notes will be treated as a contingent liability for accounting purposes Key Structure Strengths ASC will grant SUPERVALU a first priority security interest in all of ASC’s rights under the Escrow Agreement and Escrow Account ASC will grant the indenture trustee a second priority security interest Cumulative asset sales over 10% of ASC’s consolidated total assets will require an interest reserve deposit covering up to 3 years of payments Use of Escrow Account limited to (i) principal payment of ASC Notes (ii) reimbursing SUPERVALU with respect to any payments made under the existing guarantee and (iii) open market purchases of ASC Notes Supplemental indenture prohibits ASC from issuing additional notes under the ASC Indenture prior to the SUPERVALU guarantee being released ASC also agrees not to incur any other debt for borrowed money until the ASC Notes are repaid or the SUPERVALU guarantee is released Until (i) ASC Notes have been repaid or (ii) the Escrow Account contains an amount equal to pay all of the outstanding principal and three years’ interest, AB Acquisition agrees not to pay any dividends (other than tax distributions) unless AB Acquisition holds unencumbered cash of at least $150mm Note: The ASC Notes are not represented as Indebtedness in SVU’s debt capitalization due to the treatment of the SVU guarantee as a contingent liability for accounting purposes. 25

Pensions and PBGC Agreement FY 2013E SUPERVALU Overview of PBGC Agreement SVU agrees not to pay dividends to stockholders during the Protection Period (earliest of five years, the date on which cumulative contributions reach $450mm or SVU’s unsecured ratings are Ba1 / BB+) In addition to minimum funding, SVU will pay $25mm before FYs ending in Feb 2015 and Feb 2016 and $50mm before FY ending in Feb 2017 (and AB Acquisition agrees to guarantee these payments) PBGC agrees not to institute proceedings against the SVU and Shaw’s plans as a result of the transactions FY 2013E SUPERVALU Unfunded / Underfunded Liabilities (pre-tax) Pension Cash Contributions Single Employer Plan $989 Nonqualified Plans and OPEB 147 Shaw’s Union Pension Plan - MEPP 496 Total Liabilities $1,632 Single Employer Plan Cash Contribution $91 Nonqualified Plans + OPEB Cash Contribution 9 Shaw’s Union Pension Plan Cash Contribution - MEPP Cash Contribution 46 Total Cash Contributions $146 ($ in mm) 26

Summary of Workers’ Compensation Exposure Self-insured workers’ compensation obligations are transferring with banners State law will require parent guarantee from NAI’s parent SVU parent guarantee will be terminated with respect to future liabilities, but remains in place for tail liability and will be treated as a contingent liability for accounting purposes Contingent liability decreases over time as individual claims are resolved Post-closing, NAI will have substantial collateral supporting those obligations as required under state insurance regulations California: Obligations are approximately $450mm Collateral support after closing will be $225mm letter of credit + $75mm cash account + either $100mm cash value of NAI-owned life insurance policies or Jewel real estate with value of greater than $700mm Other states: Approximately $213mm of liabilities supported by letters of credit and surety bonds 27

IV. Historical Financial Performance 28

Consolidated Historical Performance Based on February Fiscal Year End Net Sales Adjusted EBITDA and Margin ($ in mm) 2011A 2012A Q3’13 LTM • Independent Business • Save-A-Lot • Retail Food Capital Expenditures ($ in mm) ($ in mm) ($60) ($71) ($80) 2011A 2012A Q3’13 LTM • Independent Business Save-A-Lot • Retail Food Corporate Free Cash Flow (Adjusted EBITDA Capex) ($ in mm) $267 $272 $587 $565 $473 $216 $207 $184 $164 $309 $265 $232 ($60) ($71) ($80) 2011A 2012A Q3’13 LTM 2011A 2012A Q3’13 LTM Independent Business —Save-A-Lot • Retail Food •Independent Business Save-A-Lot • Retail Food Corporate Note: Please see Supplemental Financial Information for SVU Net Sales, Capital Expenditures and Appendix for a reconciliation of Adjusted EBITDA. 29 $17,508 $17,334 $17,187 $4,995 $3,890 $8,623 $4,919 $4,221 $8,194 $4,784 $4,211 $8,192 4.7% 4.8% 4.3% $819 $832 $745 $271 $254 $354 $285 $294 $324 $291 $252 $282 $232 $55 $132 $45 $78 $130 $59 $107 $115 $50 $122 $137

V. Conclusion 30

Conclusion Highly Credible Operating and Financial Partners Increased Stability in Remaining Business De-risked Portfolio of Operations Strong Brands and Legacy Businesses Significant Cost Saving Opportunities 31

VI. Supplemental Financial Information 32

Adjusted Condensed Consolidated Segment P&L (Unaudited) ($ in millions) Fiscal Year Ended , February 26, 2011 February 25, 2012 52 Weeks Ended December 1, 2012 Net Sales Retail Food $ 4,995 $ 4,919 $ 4,784 Save-A-Lot 3,890 4,221 4,211 Independent Business 8,623 8,194 8,192 Total Net Sales $ 17,508 $ 17,334 $ 17,187 Operating Earnings (Loss) Retail Food $ 5 $ 43 $ 50 Save-A-Lot 199 232 185 Independent Business 275 248 214 Corporate (60) (71) (80) Total Operating Earnings $ 419 $ 452 $ 369 LIFO Charge Retail Food $ 2 $ 8 $ 1 Independent Business 3 9 2 Total Operating Income Adjustments $ 5 $ 17 $ 3 Depreciation & Amortization Retail Food $ 264 $ 234 $ 240 Save-A-Lot 55 62 67 Independent Business 76 67 66 Total Depreciation & Amortization $ 395 $ 363 $ 373 Capital Expenditures (1) Retail Food $ 55 $ 78 $ 107 Save-A-Lot 132 130 115 Independent Business 45 59 50 Total Capital Expenditures $ 232 $ 267 $ 272 Source: Company Financials Note: Please see Appendix for Reconciliation of Retail Food Net Sales, Depreciation & Amortization and Capital Expenditures and Appendix for Reconciliation of Retail Food, Save-A-Lot, Independent Business and Corporate Operating Earnings (Loss). ‘ Capital expenditures includes only amounts paid in cash. 33

Adjusted Condensed Consolidated Balance Sheets (Unaudited) (In millions) February 25, 2012 December 1, 2012 ASSETS Current assets Cash and cash equivalents $ 124 $ 120 Receivables, net 505 485 Inventories 908 1,081 Other current assets 129 111 Total current assets 1,666 1,797 Property, plant and equipment, net 2,104 1,923 Goodwill and intangibles 911 906 Other assets 443 449 Total assets $ 5,124 $ 5,075 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current liabilities Accounts payable and accrued liabilities $ 1,607 $ 1,625 Current maturities of long-term debt and capital lease obligations 345 45 Other current liabilities 193 133 Total current liabilities 2,145 1,803 Long-term debt and capital lease obligations 2,881 3,342 Pension and other postretirement benefit obligations 1,024 927 Other long-term liabilities 551 498 Commitments and contingencies Total stockholders’ deficit (1,477) (1,495) Total liabilities and stockholders’ deficit $ 5,124 $ 5,075 Source: Company Financials Note: Does not include debt refinancing or debt refinancing costs, tender offer or tender offer costs or other costs associated with the transaction. Does not give effect to any pro forma adjustments anticipated under Securities and Exchange Commission Regulation SX. Please see Appendix for Reconciliation of Adjusted Condensed Consolidated Balance Sheets. 34

VII. Appendix 35

Reconciliation of Operating Earnings (Unaudited)

SUPERVALU

($ in millions)	Fiscal Year Ended, February 26, 2011	Fiscal Year Ended, February 25, 2012	52 Weeks Ended December 1, 2012
Net sales:			
Retail Food net sales, as reported	$ 25,021	$ 23,685	$ 22,370
Less: NAI Retail Food, net sales	(20,026)	(18,766)	(17,586)
Retail Food net sales, deal basis	**$ 4,995**	**$ 4,919**	**$ 4,784**
Operating earnings (loss):			
Retail Food Operating earnings (loss), as reported	$(1,409)	$(930)	$(289)
Adjustments:			
Goodwill and intangible asset impairment charges	1,870	1,432	599
Store closure impairment charges, net of gain	97	-	46
Long-lived asset impairment charges	-	-	38
Labor buy-out, severance costs and other employee-related costs	73	15	19
Cash settlement received from credit card companies	-	-	(41)
Segment reclassification of assumed NAI pension expense	32	44	44
Less: NAI adjusted operating earnings	(658)	(518)	(366)
Retail Food Operating earnings, as adjusted	**$ 5**	**$ 43**	**$ 50**
Save-A-Lot Operating earnings, as reported	$ 197	$ 232	$ 159
Adjustments:			
Store closure impairment charges	2	-	26
Save-A-Lot Operating earnings, as adjusted	**$ 199**	**$ 232**	**$ 185**
Independent Business Operating earnings, as reported	$ 337	$ 243	$ 208
Adjustments:			
Gain on sale of TLC	(62)	-	-
Severance costs	-	5	6
Independent Business Operating earnings, as adjusted	**$ 275**	**$ 248**	**$ 214**
Corporate Operating loss, as reported	$(101)	$(64)	$(60)
Adjustments:			
Severance costs	-	-	3
Gain on sale of surplus property	-	-	(7)
Legal reserves	7	-	-
Segment reclassification of assumed NAI pension expense	(32)	(44)	(44)
Less: NAI adjusted corporate operating loss	66	37	28
Corporate Operating loss, as adjusted	**$(60)**	**$(71)**	**$(80)**
Total Operating earnings (loss), as reported	**$(976)**	**$(519)**	**$ 18**
Total adjustments	1,395	971	351
Total Operating earnings (loss), as adjusted	**$ 419**	**$ 452**	**$ 369**

Source: Company Financials

36

Reconciliation of Operating Earnings (cont’d) (Unaudited) ($ in millions) Fiscal Year Ended , February 26, 2011 February 25, 2012 52 Weeks Ended December 1, 2012 Depreciation and amortization: Retail Food depreciation and amortization, as reported $ 794 $ 755 $ 750 Less: NAI depreciation and amortization (530) (521) (510) Retail Food depreciation and amortization, as adjusted $ 264 $ 234 $ 240 Capital Expenditures: Retail Food capital expenditures, as reported $ 427 $ 511 Not Reported Adjustments: Non-cash capital leases (1) (6) Not Reported Less: NAI capital expenditures (371) (427) Not Reported Retail Food capital expenditures, as adjusted $ 55 $ 78 $ 107 Independent Business capital expenditures, as reported 45 59 Not Reported Adjustments: Non-cash capital leases - (2) Not Reported Independent Business capital expenditures, as adjusted $ 45 $ 59 $ 50 Source: Company Financials 37

Reconciliation of Operating Earnings (cont’d) (Unaudited) RECONCILIATION OF CONSOLIDATED SEGMENT FINANCIAL INFORMATION AS REPORTED TO SUPPLEMENTALLY PROVIDED ADJUSTED SEGMENT EBITDA FOR 52 WEEKS ENDED DECEMBER 1, 2012 For the 52 Weeks Ended December 1, 2012 Retail Food Save-A-Lot IB Corporate Total Operating earnings, as reported $(289) $ 159 $ 208 $(60) $ 18 Adjustments: Goodwill and intangible asset impairment charges 599 599 Store closure and other impairment charges, net of gain 46 26 72 Gain on sale of surplus property (7) (7) Cash received on settlement from credit card companies (41) (41) Long-lived asset impairment charges 38 38 Labor buy-out, severance, and pension withdrawal 19 6 3 28 Depreciation and amortization 750 67 66 883 Adjusted EBITDA $ 1,122 $ 252 $ 280 $(64) $ 1,590 RECONCILIATION OF OPERATING EARNINGS, AS ADJUSTED, TO ADJUSTED EBITDA, FIFO BASIS Fiscal 2011 Retail Food Save-A-Lot IB Corporate Total Operating earnings, as adjusted $ 5 $ 199 $ 275 $(60) $ 419 Adjustments: Depreciation and amortization 264 55 76 395 LIFO 2 3 5 ADJUSTED EBITDA $ 271 $ 254 $ 354 $(60) $ 819 Fiscal 2012 Retail Food Save-A-Lot IB Corporate Total Operating earnings, as adjusted $ 43 $ 232 $ 248 $(71) $ 452 Adjustments: Depreciation and amortization 234 62 67 363 LIFO 8 9 17 ADJUSTED EBITDA $ 285 $ 294 $ 324 $(71) $ 832 For the 52 Weeks Ended December 1, 2012 Retail Food Save-A-Lot IB Corporate Total Operating earnings, as adjusted $ 50 $ 185 $ 214 $(80) $ 369 Adjustments: Depreciation and amortization 240 67 66 373 LIFO 1 2 3 ADJUSTED EBITDA $ 291 $ 252 $ 282 $(80) $ 745 Source: Company Financials 38 - - - - - - - - - - - - - - - - - - - - - - - -

Reconciliation of Adjusted Condensed Balance Sheets (Unaudited)

SUPERVALU

(In millions) As of February 25, 2012	As reported	Less: New Albertson, Inc.	SUPERVALU, INC. and Subsidiaries
ASSETS			
Current assets			
Cash and cash equivalents	$ 157	$ 33	$ 124
Receivables, net	730	225	505
Inventories	2,150	1,242	908
Other current assets	188	59	129
Total current assets	3,225	1,559	1,666
Property, plant and equipment, net	6,362	4,258	2,104
Goodwill and intangibles	1,656	745	911
Other assets	810	367	443
Total assets	**$ 12,053**	**$ 6,929**	**$ 5,124**
LIABILITIES AND STOCKHOLDERS' EQUITY			
Current liabilities			
Accounts payable and accrued liabilities	$ 2,519	$ 912	$ 1,607
Current maturities of long-term debt and capital lease obligations	388	43	345
Other current liabilities	683	490	193
Total current liabilities	3,590	1,445	2,145
Long-term debt and capital lease obligations	5,868	2,987	2,881
Pension and other postretirement benefit obligations	1,126	102	1,024
Other long-term liabilities	1,448	897	551
Commitments and contingencies	-	-	-
Total stockholders' equity (deficit)	21	1,498	(1,477)
Total liabilities and stockholders' equity	**$ 12,053**	**$ 6,929**	**$ 5,124**

Source: Company Financials

Note: Does not include debt refinancing or debt refinancing costs, tender offer or tender offer costs or other costs associated with the transaction. Does not give effect to any pro forma adjustments anticipated under Securities and Exchange Commission Regulation SX.

Cub Foods · Shoppers · Shop 'n Save · Farm Fresh · Hornbacher's · Independent Business SUPERVALU · Save-A-Lot

39

Reconciliation of Adjusted Condensed Balance Sheets (cont’d) (Unaudited) (In millions) As of December 1, 2012 As reported Less: New Albertson, Inc. SUPERVALU, INC. and Subsidiaries ASSETS Current assets Cash and cash equivalents $ 155 $ 35 $ 120 Receivables, net 713 228 485 Inventories 2,402 1,321 1,081 Other current assets 195 84 111 Total current assets 3,465 1,668 1,797 Property, plant and equipment, net 5,980 4,057 1,923 Goodwill and intangibles 1,550 644 906 Other assets 862 413 449 Total assets $ 11,857 $ 6,782 $ 5,075 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current liabilities Accounts payable and accrued liabilities $ 2,423 $ 798 $ 1,625 Current maturities of long-term debt and capital lease obligations 259 214 45 Other current liabilities 592 459 133 Total current liabilities 3,274 1,471 1,803 Long-term debt and capital lease obligations 6,180 2,838 3,342 Pension and other postretirement benefit obligations 1,027 100 927 Other long-term liabilities 1,369 871 498 Commitments and contingencies Total stockholders’ deficit 7 1,502 (1,495) Total liabilities and stockholders’ deficit $ 11,857 $ 6,782 $ 5,075 Source: Company Financials Note: Does not include debt refinancing or debt refinancing costs, tender offer or tender offer costs or other costs associated with the transaction. Does not give effect to any pro forma adjustments anticipated under Securities and Exchange Commission Regulation SX. 40